SSgA FUNDS

SUPPLEMENT DATED DECEMBER 29, 2006
TO
PROSPECTUS DATED DECEMBER 18, 2006

SSgA MONEY MARKET FUND
SSgA U.S. GOVERNMENT MONEY MARKET FUND
SSgA TAX FREE MONEY MARKET FUND
SSgA PRIME MONEY MARKET FUND
SSgA U.S. TREASURY MONEY MARKET FUND

Shareholders are hereby notified that “Shareholder Information” is hereby amended to add the following paragraph:

Notwithstanding the foregoing provisions, the SSgA Money Market, U.S. Government Money Market, Prime Money Market, U.S. Treasury Money Market and Tax Free Money Market Funds (the “Money Market Funds”) reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open.  Also, any of the Money Market Funds may designate special hours of operation on any such day.  In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE